                                                               EXHIBIT  99.B24





                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                     Signature            Title           Date


          /s/ David W. Belin              Trustee         May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                    Signature            Title          Date


          /s/ Lewis A. Burnham           Trustee        May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature            Title           Date


          /s/ Donald L. Dunaway            Trustee         May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                  Signature               Title          Date

          /s/ Robert B. Hoffman           Trustee        May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature           Title           Date


          /s/ Donald R. Jones             Trustee         May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature           Title           Date


          /s/ Shirley D. Peterson         Trustee         May 19, 1998
          -----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature          Title            Date


          /s/ Daniel Pierce              Trustee          May 19, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature           Title          Date


          /s/ William P. Sommers          Trustee        May 19, 1998
          --------------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Investors Cash Trust.



                      Signature           Title          Date



          /s/ Edmond D. Villani           Trustee        May 19, 1998
          ----------------------